THE HENNESSY
                                  FUNDS, INC.
                                  ------------

                                 ANNUAL REPORT
                                 JUNE 30, 2002

                             [HENNESSY FUNDS LOGO]
                                 Hennessy Funds

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                 (800) 966-4354
                      Email: fundsinfo@hennessy-funds.com
                     Webpage: http://www.hennessy-funds.com
                   Hennessy Leveraged Dogs Fund Symbol: HDOGX
                      Hennessy Balanced Fund Symbol: HBFBX

                            THE HENNESSY FUNDS, INC.

                                                                       July 2002

To the Shareholders of Hennessy Funds:

As I write this shareholder letter I realize how difficult it must be for most investors to listen to the stock market and financial news. The radio and television broadcast constant reminders of low consumer confidence, corporate accounting scandals, and market indices falling each day. As I'm sure many of you are aware, every index fell in the recent quarter (ended June 2002), and the major market indices had a very tough time in the fiscal year ended June 2002. Even though recent domestic economic numbers look promising for a recovery, the markets seem to have gone from a leading indicator to a lagging indicator.

Where does that leave you, the investoro I believe that, even with the current environment of investor skepticism, the stock market will ultimately refocus on fundamentals and begin to perform well again. And as our lawmakers concentrate their efforts to reform our nation's accounting standards, investor confidence will improve. So far, the accounting scandals at Enron, Adelphia Communications and WorldCom have hurt confidence and consumer spending with the University of Michigan consumer sentiment index dropping 4.5 points recently and a larger than expected decline in May retail sales. On a positive note, the first-quarter GDP was recently revised to show that capital investment has already turned the corner with increases in spending occurring in all the large key sectors (consumers, investment, and government spending).

For the one-year period ending June 30, 2002, the Hennessy Balanced Fund was down -3.12%, and the Hennessy Leveraged Dogs Fund was down -5.73%. During this period, both Funds significantly outperformed the S&P 500 Index and the Dow Jones Industrial Average which returned -17.99% and -10.31%, respectively. We believe the funds performed better than the indices, because we employ a specific formula of investing in lower risk high dividend yielding stocks from the Dow Jones Industrial Average, such as Philip Morris and Eastman Kodak, and from investments in Short-Term Government Securities. This limited our down side as the market fell back to its September 2001 lows. The enclosed annual report of the Hennessy Balanced and Leveraged Dogs Funds provides the Funds' longer-term investment results as compared to these market benchmarks.

At Hennessy, we pride ourselves in our commitment to our disciplined value-oriented investment strategies even in these uncertain times. We believe that this disciplined approach will help us produce consistent returns over time. Thank you for continuing to choose Hennessy Funds as your investment partner. If you have any questions or need more information, please don't hesitate to give us a call at (800) 966-4354 or visit our website at www.hennessy-funds.com

Sincerely,

/s/ Neil Hennessy

Neil Hennessy
President & Portfolio Manager

Past performance is not an indication of future returns. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance returns assume all dividends and capital gains were reinvested in the Funds, and reflect a fee waiver in effect for the Hennessy Leveraged Dogs Fund. In the absence of such waiver, returns would be reduced. References to specific securities should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for additional portfolio information, including percentages of holdings.

The S&P 500 Index is an unmanaged capitalization-weighted index generally representative of the market for the stocks of large U.S. companies across the broad domestic economy. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

Quasar Distributors, LLC, Distributor.

Mutual fund investing involves risk. For use only when accompanied or preceded by a current prospectus. 07/02

                             HENNESSY BALANCED FUND

                                                                     Merrill
                                                   Standard &         Lynch
                   Hennessy       Dow Jones        Poor's 500       1-3 Year
                   Balanced       Industrial         Stock          Treasury
     Date            Fund          Average           Index         Bond Index
     ----          -------         -------          -------         --------
     3/8/96        $10,000         $10,000          $10,000         $10,000
    6/30/96        $10,180         $10,406          $10,658         $10,135
   12/31/96        $11,025         $12,006          $11,903         $10,498
    6/30/97        $11,982         $14,422          $14,356         $10,800
   12/31/97        $12,460         $15,000          $15,874         $11,197
    6/30/98        $13,037         $17,121          $18,686         $11,535
   12/31/98        $13,386         $17,719          $20,411         $11,980
    6/30/99        $14,290         $21,343          $22,939         $12,121
   12/31/99        $13,592         $22,539          $24,706         $12,347
    6/30/00        $12,803         $20,636          $24,601         $12,716
   12/31/00        $14,266         $21,475          $22,457         $13,334
    6/30/01        $14,703         $21,077          $20,953         $13,863
   12/31/01        $14,344         $20,307          $19,788         $14,441
    6/30/02        $14,243         $18,903          $17,184         $14,785

This chart assumes an initial investment of $10,000, made on 3/8/96 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATES OF RETURN(%)
                        FOR PERIODS ENDED JUNE 30, 2002

                                                   ONE YEAR           FIVE YEARS            SINCE
                                                    ENDED               ENDED             INCEPTION
                                                JUNE 30, 2002       JUNE 30, 2002       MARCH 8, 1996
                                                -------------       -------------       -------------
Hennessy Balanced Fund                              -3.12%              3.52%               5.76%
Dow Jones Industrial Average                       -10.31%              5.58%              10.60%
Merrill Lynch 1-3 Year Treasury Bond Index           6.65%              6.48%               6.39%
Standard & Poor's 500 Stock Index                  -17.99%              3.67%               8.95%

                          HENNESSY LEVERAGED DOGS FUND

                Hennessy      Dow Jones      Standard &       Merrill Lynch
               Leveraged      Industrial     Poor's 500     1-3 Year Treasury
    Date       Dogs Fund       Average       Stock Index       Bond Index
    ----       ---------       -------       -----------       ----------
   7/29/98      $10,000        $10,000        $10,000            $10,000
  12/31/98      $10,016        $10,388        $10,998            $10,341
   6/30/99      $11,028        $12,512        $12,360            $10,462
  12/31/99      $10,196        $13,214        $13,312            $10,658
   6/30/00       $9,098        $12,098        $13,255            $10,976
  12/31/00      $10,896        $12,590        $12,100            $11,510
   6/30/01      $11,341        $12,356        $11,290            $11,966
  12/31/01      $10,870        $11,905        $10,662            $12,465
   6/30/02      $10,691        $11,082         $9,259            $12,762

This chart assumes an initial investment of $10,000, made on 7/29/98 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATES OF RETURN(%)
                        FOR PERIODS ENDED JUNE 30, 2002

                                             ONE YEAR ENDED    SINCE INCEPTION
                                              JUNE 30, 2002     JULY 29, 1998
                                              -------------     -------------
Hennessy Leveraged Dogs Fund                     -5.73%             1.72%
Dow Jones Industrial Average                    -10.31%             2.65%
Merrill Lynch 1-3 Year Treasury Bond Index        6.65%             6.41%
Standard & Poor's 500 Stock Index               -17.99%            -1.94%

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002

                                                                     HENNESSY
                                                      HENNESSY       LEVERAGED
                                                   BALANCED FUND     DOGS FUND
                                                   -------------     ---------
ASSETS:
Investments, at value (cost $15,078,119 and
  $4,344,628 respectively)                          $14,717,881     $4,143,047
Dividends and interest receivable                       149,695         11,600
Receivable for fund shares issued                            --            800
Receivable from Adviser                                      --         83,848
Receivable for investment securities sold             1,369,663             --
Other assets                                              9,613          9,341
                                                    -----------     ----------
     Total Assets                                    16,246,852      4,248,636
                                                    -----------     ----------
LIABILITIES:
Payable for investment securities purchased             863,619             --
Payable for fund shares purchased                           454             --
Payable to Adviser                                        7,819             --
Reverse repurchase agreement                                 --        761,812
Accrued expenses and other payables                      41,722         27,589
                                                    -----------     ----------
     Total Liabilities                                  913,614        789,401
                                                    -----------     ----------

NET ASSETS                                          $15,333,238     $3,459,235
                                                    -----------     ----------
                                                    -----------     ----------
NET ASSETS CONSIST OF:
Capital stock                                       $15,790,245     $3,833,499
Accumulated undistributed net realized
  loss on investments                                   (96,769)      (172,683)
Unrealized net depreciation on investments             (360,238)      (201,581)
                                                    -----------     ----------
     Total Net Assets                               $15,333,238     $3,459,235
                                                    -----------     ----------
                                                    -----------     ----------

Shares authorized ($.0001 par value)                100,000,000    100,000,000
Shares issued and outstanding                         1,443,519        353,741
Net asset value, offering price and
  redemption price per share                        $     10.62     $     9.78
                                                    -----------     ----------
                                                    -----------     ----------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED JUNE 30, 2002
                                                                     HENNESSY
                                                      HENNESSY       LEVERAGED
                                                   BALANCED FUND     DOGS FUND
                                                   -------------     ---------
INVESTMENT INCOME:
     Dividend income                                  $ 236,733      $  77,348
     Interest income                                    252,991         34,322
                                                      ---------      ---------
          Total investment income                       489,724        111,670
                                                      ---------      ---------
EXPENSES:
     Investment advisory fees                            92,766         19,800
     Administration fees                                 30,295         25,185
     Fund accounting fees                                33,269         32,789
     Shareholder Servicing fees                          35,841         13,852
     Distribution fees                                   38,653          8,250
     Custody fees                                         6,024          3,611
     Federal and state registration fees                 14,716         14,960
     Professional fees                                   22,496         21,032
     Reports to shareholders                              5,648          1,460
     Directors' fees and expenses                         3,496          2,574
     Other                                                  861             --
                                                      ---------      ---------
     Total operating expenses before interest expense   284,065        143,513
     Interest expense                                        --         20,303
     Less, expense reimbursement                             --        (87,059)
                                                      ---------      ---------
          Net expenses                                  284,065         76,757
                                                      ---------      ---------
NET INVESTMENT INCOME                                   205,659         34,913
                                                      ---------      ---------
REALIZED AND UNREALIZED GAINS (LOSSES):
     Net realized gain on investments                    11,563         41,815
     Change in unrealized depreciation on investments  (691,308)      (285,468)
                                                      ---------      ---------
          Net loss on investments                      (679,745)      (243,653)
                                                      ---------      ---------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                           $(474,086)     $(208,740)
                                                      ---------      ---------
                                                      ---------      ---------

                     See notes to the financial statements.

HENNESSY LEVERAGED DOGS FUND
STATEMENT OF CASH FLOWS
YEAR ENDED JUNE 30, 2002

Cash Flows From Operating Activities:
   Net decrease in net assets resulting from operations            $  (208,740)
   Adjustments to reconcile net decrease in net assets
     resulting from operations to net cash provided by
     operating activities:
        Purchase of investment securities                           (7,971,190)
        Proceeds on sale of securities                               7,408,531
        Increase in other receivables, net                             (73,095)
        Decrease in other assets                                           909
        Decrease in accrued expenses and other payables                   (231)
        Net accretion of discount on securities                        (28,379)
        Net realized gain on investments                               (41,815)
        Unrealized depreciation on securities                          285,468
                                                                   -----------
             Net cash used by operating activities                 $  (628,542)
                                                                   -----------

Cash Flows From Financing Activities:
   Increase in reverse repurchase agreement                        $    86,230
   Proceeds on shares sold                                             998,458
   Payment on shares repurchased                                      (455,153)
   Cash dividends paid                                                    (993)
                                                                   -----------
        Net cash provided by financing activities                  $   628,542
                                                                   -----------
        Net increase (decrease) in cash                                     --

Cash at beginning of year                                                   --
                                                                   -----------
Cash at end of year                                                $        --
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           HENNESSY BALANCED FUND               HENNESSY LEVERAGED DOGS FUND
                                                     ---------------------------------       ---------------------------------
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                     JUNE 30, 2002       JUNE 30, 2001       JUNE 30, 2002       JUNE 30, 2001
                                                     -------------       -------------       -------------       -------------
OPERATIONS:
   Net investment income                              $   205,659         $   368,861          $   34,913          $   67,321
   Net realized gain on investments                        11,563             561,225              41,815             128,990
   Change in unrealized appreciation
     (depreciation) on investments                       (691,308)          1,196,379            (285,468)            466,687
                                                      -----------         -----------          ----------          ----------
   Net increase (decrease) in net assets
     resulting from operations                           (474,086)          2,126,465            (208,740)            662,998
                                                      -----------         -----------          ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            (207,121)           (369,626)            (35,538)            (67,701)
   From net realized gains                               (523,121)           (161,594)                 --                  --
                                                      -----------         -----------          ----------          ----------
                                                         (730,242)           (531,220)            (35,538)            (67,701)
                                                      -----------         -----------          ----------          ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares subscribed                      2,677,176             970,641             999,258           1,419,145
   Shares issued to holders in
     reinvestment of dividends                            724,599             526,972              34,545              65,739
   Cost of shares redeemed                             (2,101,391)         (3,935,484)           (455,153)         (2,340,297)
                                                      -----------         -----------          ----------          ----------
   Net increase (decrease) in net assets
     resulting from capital share transactions          1,300,384          (2,437,871)            578,650            (855,413)
                                                      -----------         -----------          ----------          ----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                            96,056            (842,626)            334,372            (260,116)

NET ASSETS:
   Beginning of year                                   15,237,182          16,079,808           3,124,863           3,384,979
                                                      -----------         -----------          ----------          ----------
   End of year                                        $15,333,238         $15,237,182          $3,459,235          $3,124,863
                                                      -----------         -----------          ----------          ----------
                                                      -----------         -----------          ----------          ----------
   Undistributed net investment
     income (loss), end of year                       $        --         $       275          $       --          $     (262)
                                                      -----------         -----------          ----------          ----------
CHANGE IN SHARES OUTSTANDING:
   Shares sold                                            243,621              86,739              97,713             140,958
   Shares issued to holders as
     reinvestment of dividends                             67,053              47,988               3,546               6,720
   Shares redeemed                                       (192,156)           (360,419)            (45,269)           (242,441)
                                                      -----------         -----------          ----------          ----------
   Net increase (decrease)                                118,518            (225,692)             55,990             (94,763)
                                                      -----------         -----------          ----------          ----------
                                                      -----------         -----------          ----------          ----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                          HENNESSY BALANCED FUND
                                                     ----------------------------------------------------------------
                                                                           YEARS ENDED JUNE 30,
                                                     2002           2001           2000           1999           1998
                                                     ----           ----           ----           ----           ----
PER SHARE DATA:
   Net asset value, beginning of year               $11.50         $10.37         $12.56         $12.23         $11.67
   Income from investment operations:
      Net investment income                           0.15           0.27           0.28           0.28           0.29
      Net realized and unrealized gains
        (losses) on securities                       (0.50)          1.25          (1.53)          0.83           0.73
                                                    ------         ------         ------         ------         ------
       Total from investment operations              (0.35)          1.52          (1.25)          1.11           1.02
                                                    ------         ------         ------         ------         ------
   Less Distributions:
      Dividends from net investment income           (0.15)         (0.27)         (0.28)         (0.28)         (0.29)
      Dividends from realized capital gains          (0.38)         (0.12)         (0.66)         (0.50)         (0.17)
                                                    ------         ------         ------         ------         ------
       Total distributions                           (0.53)         (0.39)         (0.94)         (0.78)         (0.46)
                                                    ------         ------         ------         ------         ------
   Net asset value, end of year                     $10.62         $11.50         $10.37         $12.56         $12.23
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
TOTAL RETURN                                        -3.12%         14.85%        -10.40%          9.61%          8.80%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands,
     end of year                                   $15,333        $15,237        $16,080        $24,041        $23,496
   Ratio of net expenses
     to average net assets:
        Before expense reimbursement                 1.84%          1.87%          1.61%          1.55%          2.39%
        After expense reimbursement                  1.84%          1.87%          1.61%          1.55%          1.64%
   Ratio of net investment income
     to average net assets:
        Before expense reimbursement                 1.33%          2.39%          2.36%          2.28%          1.69%
        After expense reimbursement                  1.33%          2.39%          2.36%          2.28%          2.44%
   Portfolio turnover rate                          45.95%         46.91%         31.16%         28.92%         23.24%

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                          HENNESSY LEVERAGED DOGS FUND
                                                         ---------------------------------------------------------------
                                                                                                   JULY 29, 1998 (1)<F1>
                                                                 YEARS ENDED JUNE 30,                     THROUGH
                                                          2002           2001           2000           JUNE 30, 1999
                                                          ----           ----           ----           -------------
PER SHARE DATA:
   Net asset value, beginning of period                  $10.49         $ 8.62         $10.70              $10.00
   Income from investment operations:
      Net investment income                                0.11           0.24           0.22                0.31
      Net realized and unrealized
        gains (losses) on securities                      (0.71)          1.87          (2.08)               0.70
                                                         ------         ------         ------              ------
        Total from investment operations                  (0.60)          2.11          (1.86)               1.01
                                                         ------         ------         ------              ------
   Less Distributions:
      Dividends from net investment income                (0.11)         (0.24)         (0.22)              (0.31)
      Dividends from realized capital gains                  --             --             --                  --
                                                         ------         ------         ------              ------
        Total distributions                               (0.11)         (0.24)         (0.22)              (0.31)
                                                         ------         ------         ------              ------
   Net asset value, end of period                        $ 9.78         $10.49         $ 8.62              $10.70
                                                         ------         ------         ------              ------
                                                         ------         ------         ------              ------
TOTAL RETURN                                             -5.73%         24.66%        -17.50%              10.28%(2)<F2>

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period               $3,459         $3,125         $3,385              $5,422
   Ratio of net expenses to average net assets,
     excluding interest expense:
      Before expense reimbursement                        4.35%          4.54%          2.76%               4.35%(3)<F3>
      After expense reimbursement                         1.71%          1.20%          1.20%                 --%(3)<F3>
   Ratio of net expenses to average net assets,
     including interest expense:
      Before expense reimbursement                        4.97%          6.06%          4.44%               5.52%(3)<F3>
      After expense reimbursement                         2.33%          2.72%          2.88%               1.17%(3)<F3>
   Ratio of interest expense to average net assets        0.62%          1.52%          1.68%               1.17%
   Ratio of net investment income (loss)
     to average net assets:
      Before expense reimbursement                       (1.58%)        (1.06%)         0.56%              (0.90%)(3)<F3>
      After expense reimbursement                         1.06%          2.28%          2.12%               3.45%(3)<F3>
   Portfolio turnover rate                               34.76%         48.80%         33.58%                 --%(4)<F4>

(1)<F1>   Commencement of operations.
(2)<F2>   Not annualized.
(3)<F3>   Annualized.
(4)<F4> For the period July 29, 1998 through June 30, 1999, there were no sales of securities other than short-term securities which are not factored into this calculation.

                     See notes to the financial statements.

HENNESSY BALANCED FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2002

  NUMBER
 OF SHARES                                                            VALUE
 ---------                                                            -----
               COMMON STOCKS -- 48.3%

               AEROSPACE AIRCRAFT -- 2.4%
     10,425    Honeywell International Inc.                        $   367,273
                                                                   -----------

               AUTOMOBILES & TRUCKS -- 5.0%
     14,275    General Motors Corporation                              762,999
                                                                   -----------

               BANK & BANK HOLDING COMPANY -- 4.6%
     20,625    J.P. Morgan Chase & Co.                                 699,600
                                                                   -----------

               CAPITAL GOODS -- 4.8%
     15,175    Caterpillar Inc.                                        742,816
                                                                   -----------

               CHEMICALS -- 5.0%
     17,550    E. I. du Pont de Nemours and Company                    779,220
                                                                   -----------

               CONSUMER DURABLES -- 4.2%
     22,250    Eastman Kodak Company                                   649,033
                                                                   -----------

               CONSUMER PRODUCTS -- 3.3%
        450    The Procter & Gamble Company                             40,185
      9,075    Merck & Co. Inc.                                        459,558
                                                                   -----------
                                                                       499,743
                                                                   -----------

               ELECTRICAL EQUIPMENT -- 0.4%
      2,325    General Electric Company                                 67,541
                                                                   -----------

               ENERGY -- 3.4%
     12,625    Exxon Mobil Corporation                                 516,615
                                                                   -----------

               FOOD, BEVERAGE & TOBACCO -- 4.4%
     15,250    Philip Morris Companies Inc.                            666,120
          9    The J.M. Smucker Company                                    307
                                                                   -----------
                                                                       666,427
                                                                   -----------

               MANUFACTURING -- 2.3%
      2,900    3M Co.                                                  356,700
                                                                   -----------

               PAPER & FOREST PRODUCTS -- 4.8%
     16,825    International Paper Company                             733,233
                                                                   -----------

               TELECOMMUNICATIONS -- 3.7%
     18,450    SBC Communications Inc.                                 562,725
                                                                   -----------
               TOTAL COMMON STOCKS (Cost $7,776,341)                 7,403,925
                                                                   -----------

 PRINCIPAL
  AMOUNT
  ------
               SHORT-TERM INVESTMENTS -- 47.7%

               U.S. GOVERNMENT -- 43.7%
               U.S. Treasury Notes:
 $  752,000    6.25%,    7/31/02                                       755,090
  1,484,000    6.25%,    8/31/02                                     1,495,210
    307,000    5.75%,   10/31/02                                       311,100
    335,000    5.625%, 11/30/02                                        340,392
    190,000    4.75%     1/31/03                                       193,232
    268,000    4.625%   2/28/03                                        272,873
    879,000    4.25%     3/31/03                                       894,617
    490,000    4.00%     4/30/03                                       498,505
    313,000    5.75%,    4/30/03                                       322,965
    892,000    5.50%     5/31/03                                       920,978
    686,000    3.875%,  6/30/03                                        699,075
                                                                   -----------
               TOTAL U.S. GOVERNMENT (Cost $6,691,859)               6,704,037
                                                                   -----------

               VARIABLE RATE DEMAND NOTES#<F5> -- 4.0%
    180,930    American Family Financial Services, Inc., 1.46%         180,930
    242,438    Wisconsin Corporate Central Credit Union, 1.51%         242,438
    186,551    Wisconsin Electric Power Company, 1.46%                 186,551
                                                                   -----------
               TOTAL VARIABLE RATE DEMAND NOTES (Cost $609,919)        609,919
                                                                   -----------
               TOTAL SHORT-TERM INVESTMENTS (Cost $7,301,778)        7,313,956
                                                                   -----------
               TOTAL INVESTMENTS -- 96.0%  (Cost $15,078,119)       14,717,881
               Other Assets and Liabilities, Net -- 4.0%               615,357
                                                                   -----------
               NET ASSETS -- 100.0%                                $15,333,238
                                                                   -----------
                                                                   -----------

#<F5> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2002.

                     See notes to the financial statements.

HENNESSY LEVERAGED DOGS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2002

  NUMBER
 OF SHARES                                                             VALUE
 ---------                                                             -----
               COMMON STOCKS -- 74.9%

               AEROSPACE AIRCRAFT -- 4.9%
      4,775    Honeywell International Inc.                         $  168,223
                                                                    ----------

               AUTOMOBILES & TRUCKS -- 7.8%
      5,025    General Motors Corporation                              268,586
                                                                    ----------

               BANK & BANK HOLDING COMPANY -- 7.9%
      8,025    J.P. Morgan Chase & Co.                                 272,208
                                                                    ----------

               CAPITAL GOODS -- 7.3%
      5,200    Caterpillar Inc.                                        254,540
                                                                    ----------

               CHEMICALS -- 7.8%
      6,075    E. I. du Pont de Nemours and Company                    269,730
                                                                    ----------

               CONSUMER DURABLES -- 7.5%
      8,875    Eastman Kodak Company                                   258,884
                                                                    ----------

               CONSUMER PRODUCTS -- 5.5%
      3,750    Merck & Co. Inc.                                        189,900
                                                                    ----------

               ENERGY -- 7.9%
      6,700    Exxon Mobil Corporation                                 274,164
                                                                    ----------

               FOOD, BEVERAGE & TOBACCO -- 6.4%
      5,100    Philip Morris Companies Inc.                            222,768
                                                                    ----------

               MANUFACTURING -- 0.9%
        250    3M Co.                                                   30,750
                                                                    ----------

               PAPER & FOREST PRODUCTS -- 5.0%
      3,975    International Paper Company                             173,231
                                                                    ----------

               TELECOMMUNICATIONS -- 6.0%
      6,800    SBC Communications Inc.                                 207,400
                                                                    ----------
               TOTAL COMMON STOCKS (Cost $2,791,752)                 2,590,384
                                                                    ----------

 PRINCIPAL
  AMOUNT
  ------
               SHORT-TERM INVESTMENTS -- 44.8%

               U.S. GOVERNMENT -- 37.4%
 $1,300,000    U.S. Treasury Bills, 1.8750%, 08/29/2002*<F7>         1,296,528
                                                                    ----------
               TOTAL U.S. GOVERNMENT (Cost $1,296,741)               1,296,528
                                                                    ----------

               VARIABLE RATE DEMAND NOTES#<F6> -- 7.4%
     80,036    American Family Financial Services, Inc., 1.46%          80,036
     99,869    Wisconsin Corporate Central Credit Union, 1.51%          99,869
     76,230    Wisconsin Electric Power Company, 1.46%                  76,230
                                                                    ----------
               TOTAL VARIABLE RATE DEMAND NOTES (Cost $256,135)        256,135
                                                                    ----------
               TOTAL SHORT-TERM INVESTMENTS (Cost $1,552,876)        1,552,663
                                                                    ----------
               TOTAL INVESTMENTS -- 119.7%  (Cost $4,344,628)        4,143,047
               Other Liabilities and Assets, Net -- (19.7%)           (683,812)
                                                                    ----------
               NET ASSETS -- 100.0%                                 $3,459,235
                                                                    ----------
                                                                    ----------

#<F6> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2002.
*<F7> Collateral or partial collateral for securities sold subject to repurchase.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

1).  ORGANIZATION

     The Hennessy Funds, Inc. (the "Company"), organized as a Maryland corporation on January 11, 1996, consists of two separate portfolios (the "Funds"): The Hennessy Funds, Inc. -- Hennessy Balanced Fund (the "Balanced
Fund") and   The Hennessy Funds, Inc. -- Hennessy Leveraged Dogs Fund (the
"Leveraged Dogs Fund"). Both Funds are open-end, non-diversified companies registered under the Investment Company Act of 1940, as amended. The investment objectives of The Hennessy Funds, Inc. are set forth below.

     The objectives of the Balanced Fund are capital appreciation and current income. The investment strategy involves investing approximately one half of the portfolio's assets in Treasury Securities and the other half in the top ten dividend yielding stocks of the Dow Jones Industrial Average (the "DJIA"). Bi-monthly, the Balanced Fund will determine the ten highest yielding common stocks in the DJIA. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Balanced Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

     The Leveraged Dogs Fund's investment objective is to achieve total return that in the long run will exceed that of the DJIA. The investment strategy involves borrowing money for investment purposes, and investing approximately one half of the portfolio's assets, including proceeds from borrowing, in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the DJIA. Bi-monthly, the Leveraged Dogs Fund will determine the ten highest yielding common stocks in the DJIA. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Leveraged Dogs Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

2).  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2002 was as follows:

                                    HENNESSY            HENNESSY
                                    BALANCED           LEVERAGED
                                      FUND             DOGS FUND
                                    --------           ---------
Distributions paid from:
     Ordinary income                $215,294            $35,538
     Long-term capital gain          514,948                 --
                                    --------            -------
                                    $730,242            $35,538
                                    --------            -------
                                    --------            -------

As a result of distribution reclasses, accumulated net investment loss for the Balanced Fund has been increased by $1,187 and accumulated net realized loss has been decreased by $1,187. The accumulated net investment loss for the Leveraged Dogs Fund has been increased by $625 and capital stock has been decreased by $625.

As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                    HENNESSY            HENNESSY
                                    BALANCED           LEVERAGED
                                      FUND             DOGS FUND
                                    --------           ---------
Undistributed
  ordinary income                  $       --          $       --
Undistributed long-term
  capital gain                     $   32,500          $       --

c). Income and Expenses -- Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually. During the year ended June 30, 2002, the Balanced Fund paid capital gain dividends of $523,121 ($514,948 taxable as long-term capital gains and $8,173 taxable as short-term capital gains).

e). Security Transactions -- Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f). Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

3).  REVERSE REPURCHASE AGREEMENTS

     The Leveraged Dogs Fund has entered into reverse repurchase agreements with UBS PaineWebber, Inc., under which the Leveraged Dogs Fund sells securities and agrees to repurchase them later at a mutually agreed upon price. For the year ended June 30, 2002, the average daily balance and average interest rate in effect for reverse repurchase agreements was $677,141 and 3.06%, respectively. At June 30, 2002, the interest rate in effect for the outstanding reverse repurchase agreement, scheduled to mature on August 29, 2002, was 1.875% and represented 17.93% of the Leveraged Dogs Fund's total assets.

4).  INVESTMENT TRANSACTIONS

     During the year ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                    HENNESSY            HENNESSY
                                    BALANCED           LEVERAGED
                                      FUND             DOGS FUND
                                    --------           ---------
     Purchases                     $3,457,041          $1,278,043
     Sales                         $4,297,382            $863,662

     The following balances for the Funds are as of June 30, 2002:

                                    HENNESSY            HENNESSY
                                    BALANCED           LEVERAGED
                                      FUND             DOGS FUND
                                    --------           ---------
     Cost for federal
       income tax purposes        $15,207,388          $4,388,257
     Net tax unrealized
       depreciation                  (489,507)           (245,210)
     Tax basis gross
       unrealized
       appreciation                   676,109             136,229
     Tax basis gross
       unrealized
       depreciation                (1,165,616)           (381,439)

     At June 30, 2002, the Leveraged Dogs Fund had tax basis capital losses of $129,054, which may be carried over to offset future capital gains. Such losses expire June 30, 2009.

5).  INVESTMENT ADVISORY AND OTHER
     AGREEMENTS

     The Company has entered into investment advisory agreements (the "Agreements") with Hennessy Advisors, Inc. (the "Manager"). The Manager is a registered investment advisor and during the year ending June 30, 2002 was a registered broker-dealer. Hennessy Advisors, Inc. was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the president of the Company.

     Pursuant to the Agreements, the Manager is entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.60% of each Funds' average daily net assets.

     The Funds have adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets. Quasar Distributors, LLC serves as the distributor to each of the Funds. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

     For the period July 1, 2001 through October 31, 2001, the Manager reimbursed the Leveraged Dogs Fund to the extent necessary to insure that "Other Expenses" less "Interest Expense" did not exceed 0.35% and "Total Annual Fund Operating Expenses" less "Interest Expense" did not exceed 1.20%.

     Effective November 1, 2001, the Manager reimbursed the Leveraged Dogs Fund to the extent necessary to insure that "Other Expenses" less "Interest Expense" did not exceed 1.10% and "Total Annual Fund Operating Expenses" less "Interest Expense" did not exceed 1.95%. Accordingly, during the year ended June 30, 2002 the Manager waived advisory fees and reimbursed other fund expenses in the amount of $87,059.

     U.S. Bank, N.A. serves as custodian for the Funds. U.S. Bancorp Fund Services, LLC serves as transfer agent, dividend disbursing agent, administrator and accounting services agent for the Funds.

6).  ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS (UNAUDITED)

                                      TERM OF                                             # OF FUNDS    OTHER
                        POSITION(S)   OFFICE AND                                          IN COMPLEX    DIRECTORSHIPS
                        HELD WITH     LENGTH OF       PRINCIPAL OCCUPATION                OVERSEEN      HELD BY
NAME, AGE AND ADDRESS   THE COMPANY   TIME SERVED     DURING PAST FIVE YEARS              BY DIRECTOR   DIRECTORS
---------------------   -----------   -----------     ----------------------              -----------   ---------

INDEPENDENT DIRECTORS

Robert T. Doyle, 55     Independent   Indefinite      Currently the Sheriff of Marin           4        Director of The
87 Washington St.       Director      Term;           County, California (since 1996)                   Hennessy Mutual Funds, Inc.
Novato, CA  94947                     Served since    and has been employed in the
                                      January 1996.   Marin County Sheriff's Office
                                                      in various capacities since 1969.

J. Dennis DeSousa, 66   Independent   Indefinite      Currently a real estate investor;        4        Director of The
340 Singing Brook       Director      Term;           Owner/director, North Bay                         Hennessy Mutual Funds, Inc.
Circle                                Served since    Television, Inc. (1985-1999).
Santa Rosa, CA  95409                 January 1996.

Harry F. Thomas, 55     Independent   Indefinite      Currently a retired business             4        Director of The
50 Shields Lane         Director      Term;           executive; Managing Director                      Hennessy Mutual Funds, Inc.
Novato, CA  94945                     Served since    of Emplifi, Inc. (1999-2001);
                                      May 2002.       Vice President and Manager,
                                                      Employee Benefit Trust
                                                      Operation of Wells Fargo Bank
                                                      (1997-1999); and Trust Systems
                                                      Manager and Vice President of
                                                      Wells Fargo Bank since 1992.

INTERESTED DIRECTOR

Neil J. Hennessy, 46    Director,     Indefinite      President of the Manager since 1989;     4        Director of The
Hennessy Advisors, Inc. President     Term;           President and Investment Manager of               Hennessy Mutual Funds, Inc.
The Courtyard Square    and Treasurer Served since    The Hennessy Funds, Inc. since 1996.
750 Grant Ave., Ste. 100              January 1996.
Novato, CA  94945

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
The Hennessy Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of The Hennessy Funds, Inc. (comprising, respectively, the Hennessy Balanced Fund and the Hennessy Leveraged Dog Fund), collectively referred to as the "Funds," including the schedules of investments as of June 30, 2002, and the related statements of operations for the year then ended, statement of cash flows of Hennessy Leveraged Dog Fund for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, as of June 30, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Balanced Fund and the Hennessy Leveraged Dog Fund as of June 30, 2002, the results of their operations for the year then ended, the cash flows of Hennessy Leveraged Dog Fund for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                            /s/ KPMG LLP

Chicago, Illinois
July 26, 2002

INVESTMENT ADVISORS
   Hennessy Advisors, Inc.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

CUSTODIAN
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH  45202

DIRECTORS
   Neil J. Hennessy
   Robert T. Doyle
   J. Dennis DeSousa
   Harry F. Thomas

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG LLP
   303 East Wacker Drive
   Chicago, Illinois 60601

DISTRIBUTOR
   Quasar Distributors, LLC
   615 East Michigan Street
   Milwaukee, WI  53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.